Exhibit 1.1
EXECUTION VERSION
Mindray Medical International Limited
4,000,000 American Depositary Shares
Representing 4,000,000 Class A Ordinary Shares
(Par Value HK$0.001 Per Share)
UNDERWRITING AGREEMENT
March 3, 2010
JEFFERIES & COMPANY, INC.
520 Madison Avenue
New York, New York 10022
Ladies and Gentlemen:
          Introductory. Mindray Medical International Limited, an exempted company incorporated in the Cayman Islands (the “Company”), proposes to issue and sell to Jefferies & Company, Inc. (the “Underwriter”) an aggregate of 4,000,000 American depositary shares (the “ADSs”) representing 4,000,000 Class A ordinary shares, par value HK$0.001 per share (the “Ordinary Shares”). The 4,000,000 ADSs representing 4,000,000 Ordinary Shares to be sold by the Company are collectively called the “Firm ADSs.” In addition, the Company has granted to the Underwriter an option to purchase up to an additional 600,000 ADSs representing 600,000 Ordinary Shares. The additional 600,000 ADSs representing 600,000 Ordinary Shares to be sold by the Company collectively called the “Optional ADSs.” The Firm ADSs and, if and to the extent such option is exercised, the Optional ADSs are collectively called the “Offered ADSs.” The Ordinary Shares represented by the Firm ADSs are hereinafter called the “Firm Shares,” the Ordinary Shares represented by the Optional ADSs are hereinafter called the “Optional Shares,” and the Firm Shares and the Optional Shares are hereinafter collectively called the “Offered Shares.” Unless the context otherwise requires, each reference to the Firm ADSs, the Optional ADSs or the Offered ADSs herein also includes the Offered Shares.
          The Offered ADSs are to be issued pursuant to a deposit agreement (the “Deposit Agreement”), dated as of September 29, 2006, among the Company, The Bank of New York Mellon, as depositary (the “Depositary”), and holders from time to time of the American Depositary Receipts (the “ADRs”) issued by the Depositary and evidencing the Offered ADSs. Each ADS will initially represent the right to receive one Ordinary Share deposited pursuant to the Deposit Agreement.
          The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form F-3 (File No. 333-165169), and has prepared a base prospectus (the “Base Prospectus”) to be used in connection with the public offering and sale of the Offered ADSs. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it was declared effective by the Commission under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), including all documents incorporated or deemed to be incorporated by reference therein and any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B under the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), is called the “Registration Statement.” The preliminary prospectus supplement dated March 3, 2010 describing the Offered ADSs and the offering thereof, together with the Base Prospectus, is called the “Preliminary Prospectus,” and the Preliminary Prospectus and any other preliminary prospectus supplement to the Base Prospectus that describes the Offered ADSs and the offering thereof and is used prior to the filing of the Prospectus (as defined below), together with the Base Prospectus, is called a “preliminary prospectus.” As used herein, the term “Prospectus” shall mean the final prospectus supplement to the Base Prospectus that describes the Offered ADSs and the offering thereof (the “Final Prospectus Supplement”), together with the Base Prospectus, in the form first used by the Underwriter to confirm sales of the Offered ADSs or in the form first made available to the Underwriter by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act. As used herein, “Applicable Time” is 16:40 (New York time) on March 3, 2010. As used herein, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, and “Time of Sale Prospectus” means the preliminary prospectus, as amended or supplemented immediately prior to the Applicable Time, together with the free writing prospectuses, if any, identified in Schedule A hereto, and each “road show” (as defined in Rule 433 under the Securities Act), if any, related to the offering of the Offered ADSs contemplated hereby that is a “written communication” (as defined in Rule 405 under the Securities Act) (each such road show, a “Road Show”). As used herein, the terms “Registration Statement,” “Preliminary Prospectus,” “preliminary prospectus,” “Base Prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents incorporated and deemed to be incorporated by reference therein. All references in this Agreement to (i) the Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus or the Prospectus, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”) and (ii) the Prospectus shall be deemed to include the “electronic Prospectus” provided for use in connection with the offering of the Offered ADSs as contemplated by Section 3(p) of this Agreement.
          All references in this Agreement to financial statements and schedules and other information which are “contained,” “included” or “stated” in the Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus, the Time of Sale Prospectus or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus, the Time of Sale Prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus, the Time of Sale Prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Exchange Act which is or is deemed to be incorporated by reference in the Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus, the Time of Sale Prospectus or the Prospectus, as the case may be.
          The Company hereby confirms its agreements with the Underwriter as follows:
Section 1. Representations and Warranties of the Company

               The Company hereby represents and warrants to the Underwriter, as of the date of this Agreement and as of each Closing Date (as hereinafter defined) as follows:
     (a) Compliance with Registration Requirements. (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment to the Registration Statement for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus) and (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Securities Act) made any offer relating to the Offered ADSs in reliance on the exemption of Rule 163 under the Securities Act, the Company was a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act, including not having been an “ineligible issuer” as defined in Rule 405 under the Securities Act.
          The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405, which became effective on March 3, 2010. The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) under the Securities Act objecting to the Company’s use of the automatic shelf registration form. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the Company’s knowledge, are contemplated or threatened by the Commission.
          Each preliminary prospectus and the Prospectus when filed complied in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was identical to the copy thereof delivered to the Underwriter for use in connection with the offer and sale of the Offered ADSs. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the Applicable Time, the Time of Sale Prospectus (including any preliminary prospectus wrapper) did not, and at the time of each sale of the Offered ADSs and at the First Closing Date (as defined in Section 2), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Prospectus (including any Prospectus wrapper), as amended or supplemented, as of its date, as of the date hereof and at each Closing Date, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the three immediately preceding sentences do not apply to statements in or omissions from the Registration Statement or any post-effective amendment thereto, or the Prospectus or the Time of Sale Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use therein, it being understood and agreed that the only such information furnished by the Underwriter to the Company consists of the information described in Section 7(b) below. There are no contracts or other documents required to be described in the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required.

          At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Offered ADSs and as of the date of this Agreement, the Company was not and is not an “ineligible issuer” in connection with the offering of the Offered ADSs pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of Rule 433 under the Securities Act, including timely filing with the Commission or retention where required and legending, and each such free writing prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered ADSs did not, does not and will not include any information that conflicted, conflicts with or will conflict with the information contained in the Registration Statement, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified. Except for the free writing prospectuses, if any, identified in Schedule A hereto, and electronic road shows, if any, furnished to you before first use, the Company has not prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to, any free writing prospectus.
          At the time the Registration Statement became effective and at the time the Company’s Annual Report on Form 20-F for the year ended December 31, 2008 was filed with the Commission, the Company met the then applicable requirements for use of Form F-3 under the Securities Act. The Company meets the requirements for use of Form F-3 under the Securities Act specified in Conduct Rule 5110(b)(7)(C)(i) of the Financial Industry Regulatory Authority (the “FINRA”).
     (b) Exchange Act Compliance. The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act, and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto became or become effective and at each Closing Date did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (c) Form F-6 Registration Statement. A registration statement on Form F-6 (File No. 333-137373) in respect of the Offered ADSs has been filed with the Commission; such registration statement in the form heretofore delivered to the Underwriter has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the Company’s knowledge, are contemplated or threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the “ADS Registration Statement”); and the ADS Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder, and did not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
     (d) Form 8-A Registration Statement. A registration statement on Form 8-A (File No. 001-33036) in respect of the registration of the Offered Shares and the Offered ADSs under the Exchange Act, has been filed with the Commission; such registration statement in the form heretofore delivered to the Underwriter has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement is in effect and no proceedings for such purposes have been instituted or are pending or, to the Company’s knowledge, are contemplated or threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the “Form 8-A Registration Statement”); and the Form 8-A Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and did not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
     (e) Offering Materials Furnished to Underwriter. The Company has delivered to the Underwriter one complete manually signed copy of the Registration Statement, each amendment thereto and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement, each amendment thereto (without exhibits) and preliminary prospectuses, the Time of Sale Prospectus, as amended or supplemented, and any free writing prospectus reviewed and consented to by the Underwriter, in such quantities and at such places as the Underwriter has reasonably requested.
     (f) Distribution of Offering Material by the Company. The Company has not distributed and will not distribute, prior to the later of (i) the expiration or termination of the option granted to the Underwriter in Section 2 and (ii) the completion of the Underwriter’s distribution of the Offered ADSs, any offering material in connection with the offering and sale of the Offered ADSs other than a preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus reviewed and consented to by the Underwriter, or the Registration Statement.
     (g) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.
     (h) The Deposit Agreement. The Deposit Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Depositary, constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, and upon issuance by the Depositary of ADRs evidencing ADSs and the deposit of Ordinary Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADRs conform in all material respects to the descriptions thereof contained in the Time of Sale Prospectus and the Prospectus.
     (i) Authorization of the Offered ADSs. The Offered Shares and the Offered ADSs representing the Offered Shares have been duly authorized for issuance and sale pursuant to this Agreement. The Offered Shares, when issued and delivered by the Company pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and the issuance and sale of the Offered Shares and the Offered ADSs is not subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase the Offered Shares or the Offered ADSs.
     (j) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement.
     (k) No Material Adverse Change. Except as otherwise disclosed in the Time of Sale Prospectus, subsequent to the respective dates as of which information is given in Time of Sale Prospectus: (i) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a “Material Adverse Change”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business, nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.
     (l) Independent Accountants. PricewaterhouseCoopers and Deloitte & Touche Tohmatsu CPA Ltd., who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) filed with the Commission as a part of the Registration Statement and included in the Preliminary Prospectus, the Prospectus and the Time of Sale Prospectus (each, an “Applicable Prospectus” and collectively, the “Applicable Prospectuses”), are independent public or certified public accountants as required by the Securities Act and the Exchange Act.
     (m) Preparation of the Financial Statements. The financial statements filed with the Commission as a part of the Registration Statement and included in the Applicable Prospectus together with related notes present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States (“US GAAP”) applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included in the Registration Statement or any Applicable Prospectus. The financial data as of and for the year ended December 31, 2009 set forth in each Applicable Prospectus has been derived from the unaudited consolidated financial statements of the Company as of December 31, 2009 and for the fiscal year ended December 31, 2009; and such unaudited consolidated financial statements have been derived from the Company’s accounting records and prepared in conformity with US GAAP and on a basis consistent with the Company’s audited consolidated financial statements included in the Time of Sale Prospectus and include all adjustments, consisting only of normal recurring adjustments, necessary in the opinion of the management of the Company to provide a fair presentation of the results for such period presented. To the Company’s knowledge, no person who has been suspended or barred from being associated with a registered public accounting firm, or who has failed to comply with any sanction pursuant to Rule 5300 promulgated by the Public Company Accounting Oversight Board (the “PCAOB”), has participated in or otherwise aided the preparation of, or audited, the financial statements, supporting schedules or other financial data filed with the Commission as a part of the Registration Statement and included in any Applicable Prospectus.
     (n) Company’s Accounting System. The Company makes and keeps accurate books and records and maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with the management’s or the board of director’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with US GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s or the board of director’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company’s internal control over financial reporting is effective and there is no material weakness in the Company’s internal control over financial reporting and since December 31, 2008, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.
     (o) Incorporation and Good Standing of the Company and its Subsidiaries. Each of the Company and its significant subsidiaries, within the meaning of Rule 1-02(w) of Regulation S-X or otherwise considered significant to the Company’s business (a complete list of which is included in Schedule B hereto, each a “Subsidiary” and collectively, the “Subsidiaries”) has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, partnership or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation or organization and has the power and authority (corporate or other) to own, lease and operate its properties and to conduct its business as described in each Applicable Prospectus and, in the case of the Company, to enter into and perform its obligations under this Agreement. Each of the Company and each Subsidiary is duly qualified as a foreign corporation, partnership or limited liability company, as applicable, to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for where failure to be so qualified will not result in a Material Adverse Change. All of the issued and outstanding capital stock or other equity or ownership interests of each Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and, except as set forth in the Time of Sale Prospectus, are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or adverse claim. Except as set forth in the Time of Sale Prospectus, the Company does not own or control, directly or indirectly, any corporation, association or other entity other than (i) the subsidiaries listed in Exhibit 8.1 to the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2008 and (ii) such other entities omitted from Exhibit 8.1 which, when such omitted entities are considered in the aggregate as a single subsidiary, would not constitute a “significant subsidiary” within the meaning of Rule 1-02(w) of Regulation S-X.

     (p) Capitalization and Other Capital Stock Matters. The authorized, issued and outstanding share capital of the Company is as set forth in each Applicable Prospectus under the caption “Capitalization” (except for the column entitled “As adjusted”) (other than for subsequent issuances, if any, pursuant to employee benefit plans described in the Time of Sale Prospectus or upon the exercise of outstanding options or warrants described in each Applicable Prospectus). The shares of the Company (including the Offered Shares) conform in all material respects to the description thereof contained in the Time of Sale Prospectus. All of the issued and outstanding shares of the Company have been duly authorized and validly issued and are fully paid and nonassessable. None of the outstanding shares of the Company was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described in each Applicable Prospectus. The Offered Shares, when issued and delivered against payment therefor, may be freely deposited by the Company with the Depositary against issuance of ADSs; the ADSs, when issued and delivered against payment thereof, will be freely transferable by the Company to or for the account of the Underwriter and (to the extent described in the Time of Sale Prospectus) the initial purchasers thereof; and there are no restrictions on subsequent transfers of the ADSs under the laws of the Cayman Islands, the PRC or the United States except as described in the Time of Sale Prospectus under the captions “Description of Share Capital,” “Description of American Depositary Shares” and “Shares Eligible for Future Sale.” The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in each Applicable Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights. Except as described in the Time of Sale Prospectus, the Company has not sold or issued any shares during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.
     (q) Stock Exchange Listing. The Offered ADSs have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.
     (r) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its Subsidiaries is in violation of its charter or by-laws, partnership agreement or operating agreement or similar organizational document, as applicable, or is in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound (including, without limitation, any credit agreement, indenture, pledge agreement, security agreement or other instrument or agreement evidencing, guaranteeing, securing or relating to indebtedness of the Company or any of its Subsidiaries ), or to which any of the property or assets of the Company or any of its Subsidiaries is subject (each, an “Existing Instrument”), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The Company’s execution and delivery of this Agreement, the compliance by the Company with this Agreement and the Deposit Agreement, the consummation of the transactions contemplated hereby and by each Applicable Prospectus, the issuance and sale of the Offered Shares and the Offered ADSs and the deposit of the Offered Shares with the Depositary against issuance of the ADRs evidencing the ADSs (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter or by-laws, partnership agreement or operating agreement or similar organizational document of the Company or any Subsidiary, as applicable, (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument that is material to the Company or its Subsidiaries and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any Subsidiary. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by each Applicable Prospectus, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act, applicable state securities or blue sky laws.
     (s) Compliance with Laws. The Company and each of its Subsidiaries are in compliance with all applicable laws, rules and regulations of the jurisdictions in which it was incorporated or is conducting business, except where failure to be so in compliance would not result in a Material Adverse Change.
     (t) No Material Actions or Proceedings. There are no legal, arbitration or governmental actions, suits or proceedings pending or, to the best of the Company’s knowledge, threatened (i) against or affecting the Company or any of its Subsidiaries, (ii) which have as the subject thereof any officer or director of, or property owned or leased by, the Company or any of its Subsidiaries or (iii) relating to environmental or discrimination matters, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company, such subsidiary or such officer or director, and if so determined adversely, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement, or (B) any such action, suit or proceeding is or would be material in the context of the sale of Ordinary Shares. No material labor dispute, work stoppage, slow down or other conflict with the employees of the Company or any of its subsidiaries, or to the Company’s knowledge with the employees of any principal supplier, manufacturer, customer or contractor of the Company, exists or, to the Company’s knowledge, is threatened or imminent.
     (u) Intellectual Property Rights. The Company and its Subsidiaries own or possess, or can acquire on reasonable terms sufficient trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets and other similar rights (collectively, “Intellectual Property Rights”) necessary to conduct their businesses as now conducted. Neither the Company nor any of its subsidiaries has received, or has any reason to believe that it will receive, any notice of infringement or conflict with asserted Intellectual Property Rights of others, which, if substantiated, would reasonably be expected to result in a Material Adverse Change. The Company is not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Prospectus and are not described therein.
     (v) All Necessary Permits, etc. Except as otherwise disclosed in the Time of Sale Prospectus, the Company and each Subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate regulatory agencies or bodies necessary to conduct their respective businesses as now conducted, except for where failure to do so would not result in a Material Adverse Change. Neither the Company nor any Subsidiary is in breach of or in default under, or has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Change.
     (w) Title to Properties. The Company and each of its Subsidiaries has good and marketable title to all of the real and personal property and other assets reflected as owned in the financial statements referred to in Section 1(m) above (or elsewhere in any Applicable Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, adverse claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or such Subsidiary. The real property, improvements, equipment and personal property held under lease by the Company or any Subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such Subsidiary.
     (x) Tax Law Compliance. The Company and its Subsidiaries have filed all necessary income and franchise tax returns required by the law of the jurisdictions in which the Company and its Subsidiaries are incorporated, managed or engage in business, or have properly requested extensions thereof, and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(m) above in respect of all income and franchise taxes for all periods as to which the tax liability of the Company or any of its Subsidiaries has not been finally determined.
     (y) Company Not an “Investment Company.” The Company is not, and either after receipt of payment for the Offered ADSs or after the application of the proceeds therefrom as described under “Use of Proceeds” in each Applicable Prospectus, will not be, required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).
     (z) Company Not a “PFIC.” The Company does not expect to be a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1297(a) of the United States Internal Revenue Code of 1986, as amended for the taxable year ending December 31, 2010, and no plan or intention to conduct its business in a manner that would be reasonably expected to result in the Company becoming a PFIC in the future under current laws and regulations.
     (aa) Company a “Foreign Private Issuer.” The Company is a “foreign private issuer” within the meaning of Rule 405 under the Act.
     (bb) Insurance. Except as otherwise disclosed in the Time of Sale Prospectus, each of the Company and its Subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as the Company reasonably deems adequate for their businesses. The Company has no reason to believe that it or any Subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change. Neither of the Company nor any Subsidiary has been denied any insurance coverage which it has sought or for which it has applied.
     (cc) No Price Stabilization or Manipulation; Compliance with Regulation M. The Company has not taken, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the ADSs, the Ordinary Shares or any other “reference security” (as defined in Rule 100 of Regulation M under the 1934 Act (“Regulation M”)) whether to facilitate the sale or resale of the Offered Shares or the Offered ADSs or otherwise, and has taken no action which would directly or indirectly violate Regulation M.
     (dd) Related Party Transactions. There are no business relationships or related-party transactions involving the Company or any of its subsidiaries or any other person required to be described in each Applicable Prospectus which have not been described as required. The Time of Sale Prospectus contains in all material respects the same description of the matters set forth in the preceding sentence contained in the Prospectus.
     (ee) No FINRA Affiliation. There are no affiliations or associations between any member of the FINRA and the Company; there are no affiliations or associations between (A) any member of the FINRA and (B) any of the Company’s officers, directors or, to the Company’s knowledge, any 5% or greater security holders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission.
     (ff) Parties to Lock-Up Agreements. Each of the Company’s directors and executive officers and each of the other persons and entities listed in Exhibit A has executed and delivered to the Underwriter a lock-up agreement in the form of Exhibit B hereto. Exhibit A hereto contains a true, complete and correct list of all directors and officers of the Company.
     (gg) Statistical and Market-Related Data. The statistical, demographic and market-related data included in the Registration Statement and each Applicable Prospectus are based on or derived from sources that the Company believes to be reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources.
     (hh) Disclosure Controls and Procedures; Deficiencies in or Changes to Internal Control Over Financial Reporting. The Company has established and maintains disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated by management of the Company for effectiveness as of December 31, 2009; and (iii) are effective in all material respects to perform the functions for which they were established. Based on the most recent evaluation of its disclosure controls and procedures, the Company is not aware of (i) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.
     (ii) No Material Changes Since Last Audit. Since the date of the latest audited financial statements included in the Time of Sale Prospectus, neither the Company nor any of its subsidiaries has: (i) entered into or assumed any contract, (ii) incurred or agreed to incur any liability (including any contingent liability) or other obligation, (iii) acquired or disposed of or agreed to acquire or dispose of any business or any other asset or (iv) assumed or acquired or agreed to assume or acquire any liabilities (including contingent liabilities), that would, in any of clauses (i) through (iv) above, be material to the Company and its Subsidiaries and that are not otherwise described in the Time of Sale Prospectus and the Prospectus.
     (jj) Liquidity and Capital Resources. The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” in the Company’s annual report on Form 20-F for the fiscal year of 2008, as updated by the Time of Sale Prospectus, accurately and fully describes (a) all material trends, demands, commitments, events, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect liquidity and are reasonably likely to occur, and (b) all off-balance sheet transactions, arrangements, and obligations, including, without limitation, relationships with unconsolidated entities that are contractually limited to narrow activities that facilitate that transfer of or access to assets by the Company or any of its Subsidiaries, such as structured finance entities and special purpose entities (collectively, “off-balance sheet arrangements”) that are reasonably likely to have a material effect on the liquidity of the Company or any of its Subsidiaries or the availability thereof or the requirements of the Company or any of its subsidiaries for capital resources.
     (kk) No Personal Liability. No holder of any of the Offered Shares or the Offered ADSs after the consummation of the transactions contemplated by this Agreement or the Deposit Agreement is or will be subject to any personal liability in respect of any liability of the Company by virtue only of its holding of any such Offered Shares or Offered ADSs; and except as set forth in the Time of Sale Prospectus, there are no limitations on the rights of holders of the Offered Shares or the Offered ADSs to hold, vote or transfer their securities.
     (ll) Choice of Law. Except as described in the Time of Sale Prospectus, under the laws of the Cayman Islands, the courts of the Cayman Islands will recognize and give effect to the choice of law provisions set forth in Section 14 hereof and Section 7.08 of the Deposit Agreement, except for those laws (i) which such court considers to be procedural in nature, (ii) which are revenue or penal laws or (iii) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of the Cayman Islands. The courts of the Cayman Islands would recognize as a valid judgment, a final and conclusive judgment in personam obtained in the New York Courts (as defined below) against the Company based upon this Agreement and the Deposit Agreement under which a sum of money is payable (other than a sum of money payable in respect of multiple damages, taxes or other charges of a like nature or in respect of a fine or other penalty) and would give a judgment based thereon provided that (a) such courts had proper jurisdiction over the parties subject to such judgment; (b) such courts did not contravene the rules of natural justice of the Cayman Islands or the British Virgin Islands; (c) such judgment was not obtained by fraud; (d) the enforcement of the judgment would not be contrary to the public policy of the Cayman Islands; (e) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of the Cayman Islands; and (f) there is due compliance with the correct procedures under the laws of the Cayman Islands; under the laws of the PRC, the choice of law provisions set forth in Section 14 hereof and Section 7.08 of the Deposit Agreement will be recognized by the courts of the PRC and any judgment obtained in any state or federal court located in the Borough of Manhattan, The City of New York, New York (each, a “New York Court”) arising out of or in relation to the obligations of the Company under this Agreement will be recognized in PRC courts subject to the applicable provisions of the Civil Procedure Law of the PRC relating to the enforceability of foreign judgments.
     (mm) No Immunity. Neither the Company, any Subsidiary nor any of their respective properties, assets or revenues have any right of immunity under Cayman Islands, PRC or New York law, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Cayman Islands, PRC, New York or U.S. federal court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or the Deposit Agreement; and, to the extent that the Company or any Subsidiary or any of their respective properties, assets, or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, each of the Company and its Subsidiaries waives or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 14 of this Agreement.
     (nn) Compliance with Environmental Laws. Except as described in each Applicable Prospectus and except as would not, singly or in the aggregate, result in a Material Adverse Change, (i) neither the Company nor any of its Subsidiaries is in violation of any national, provincial, municipal or other local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (ii) the Company and its Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, and (iii) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its Subsidiaries.
     (oo) Brokers. There is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.
     (pp) No Outstanding Loans or Other Extensions of Credit. Since the adoption of Section 13(k) of the Exchange Act, neither the Company nor any of its subsidiaries has extended or maintained credit, arranged for the extension of credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer (or equivalent thereof) of the Company and/or such subsidiary except for such extensions of credit as are expressly permitted by Section 13(k) of the Exchange Act.
     (qq) No Stamp Duty or Transfer Taxes. No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriter to the government of the PRC, the Cayman Islands, the British Virgin Island (the “BVI”), Hong Kong or the United States, or any political subdivision or taxing authority thereof or therein in connection with: (i) the deposit with the Depositary of the Offered Shares by Company against the issuance of the ADSs, (ii) the sale and delivery by the Company of the Offered Shares and the Offered ADSs to or for the account of the Underwriter or (iii) the sale and delivery by the Underwriter of the Offered Shares and the Offered ADSs to the initial purchasers thereof in the manner contemplated by this Agreement.
     (rr) Cayman Islands Dividends. Except as described in each Applicable Prospectus, all dividends and other distributions declared and payable on the Offered Shares represented by the ADSs may under the current laws and regulations of the Cayman Islands be paid to the Depositary in U.S. dollars, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the Cayman Islands and are otherwise free and clear of any other tax, withholding or deduction in the Cayman Islands and without the necessity of obtaining any consents, approvals, authorizations, orders, registrations, clearances or qualifications of or with any court or Governmental Agency having jurisdiction over the Company or any of its subsidiaries or any of their respective properties (hereinafter referred to as “Governmental Authorizations”) in the Cayman Islands.
     (ss) Dividend Restrictions. Except as disclosed in the Time of Sale Prospectus and the Prospectus, no Subsidiary of the Company is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary’s equity securities or from repaying to the Company or any other Subsidiary of the Company any amounts that may from time to time become due under any loans or advances to such Subsidiary from the Company or from transferring any property or assets to the Company or to any other Subsidiary.
     (tt) Foreign Corrupt Practices Act. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries has taken any action, directly or indirectly, that has resulted or would result in a violation of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company and its Subsidiaries and, to the knowledge of the Company, the Company’s affiliates, have conducted their respective businesses in compliance with the FCPA and have instituted and maintain policies and procedures reasonably designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

     (uu) Money Laundering Laws. The operations of the Company and its subsidiaries are, and have been conducted at all times, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.
     (vv) OFAC. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or person acting on behalf of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
     (ww) Compliance with M&A Rules. Each of the Company and each of the Company’s directors that signed the Registration Statement is aware of and has been advised as to the content of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors jointly promulgated by the Ministry of Commerce, the State-owned Assets Supervision and Administration Commission, the State Tax Administration, the State Administration of Industry and Commerce, the China Securities Regulatory Commission (the “CSRC”) and the State Administration of Foreign Exchange of the PRC on August 8, 2006 and effective as of September 8, 2006 (the “M&A Rules”), in particular the relevant provisions thereof which purport to require offshore special purpose vehicles, or SPVs, formed for listing purposes and controlled directly or indirectly by PRC companies or individuals, to obtain the approval of the CSRC prior to the listing and trading of their securities on an overseas stock exchange; the Company has received legal advise specifically with respect to the M&A Rules from its PRC counsel and the Company understands such legal advice; and the Company has fully communicated such legal advice from its PRC counsel to each of its directors that signed the Registration Statement and each director has confirmed that he or she understands such legal advice. Except as described in each of the Applicable Prospectus, the issuance and sale of the Offered Shares and the Offered ADSs, the listing and trading of the Offered ADSs on the New York Stock Exchange and the consummation of the transactions contemplated by this Agreement and the Deposit Agreement are not and will not be, as of the date hereof and at each time of purchase, adversely affected by the M&A Rules or any official clarifications, guidance, interpretations or implementation rules in connection with or related to the M&A Rules. Except as described in each of the Applicable Prospectus, as of the date of the Time of Sale Prospectus and as of the date hereof, the M&A Rules did not and do not apply to the issuance and sale of the Offered Shares and the Offered ADSs, the listing and trading of the Offered ADSs on the New York Stock Exchange and the consummation of the transactions contemplated by this Agreement and the Deposit Agreement.
               Any certificate signed by any officer of the Company or any of its subsidiaries and delivered to the Underwriter or to counsel for the Underwriter shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby.
               The Company acknowledges that the Underwriter and, for purposes of the opinions to be delivered pursuant to Section 6 hereof, counsel to the Company and counsel to the Underwriter, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.
     Section 2. Purchase, Sale and Delivery of the Offered ADSs.
     (a) The Firm ADSs. Upon the terms herein set forth, the Company agrees to issue and sell to the Underwriter an aggregate of 4,000,000 Firm ADSs. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriter agrees to purchase from the Company 4,000,000 Firm ADSs. The purchase price per Firm ADS to be paid by the Underwriter to the Company shall be $37.81 per ADS.
     (b) The First Closing Date. The Company will deliver the Firm ADSs to, or as instructed by, the Underwriter through the facility of The Depositary Trust Company (“DTC”) for the account of the Underwriter in a form reasonably acceptable to the Underwriter against payment of the purchase price in U.S. dollars (same day) funds by wire transfer to an account of a bank acceptable to the Underwriter drawn to the order of the Company at the Hong Kong office of Shearman & Sterling LLP (or such other place as may be agreed to by the Company and the Underwriter) at 9:00 a.m. New York time, on March 9, 2010, or such other time and date not later than 1:30 p.m. New York time, on March 23, 2010 as the Underwriter and the Company shall agree (the time and date of such closing are called the “First Closing Date”). The Company hereby acknowledges that circumstances under which the Underwriter may provide notice to postpone the First Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company or the Underwriter to recirculate to the public copies of an amended or supplemented Prospectus.
     (c) The Optional ADSs; Option Closing Date. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants an option to the Underwriter to purchase up to an aggregate of 600,000 Optional ADSs from the Company at the purchase price per ADS to be paid by the Underwriter for the Firm ADSs. The option granted hereunder is for use by the Underwriter solely in covering any over-allotments in connection with the sale and distribution of the Firm ADSs. The option granted hereunder may be exercised at any time (but not more than one time) in whole or in part upon notice by the Underwriter to the Company, which notice may be given at any time within 30 days from the date of this Agreement. Such notice shall set forth (i) the aggregate number of Optional ADSs as to which the Underwriter are exercising the option, (ii) the names and denominations in which the certificates for the Optional ADSs are to be registered and (iii) the time, date and place at which such certificates will be delivered (which time and date may be simultaneous with, but not earlier than, the First Closing Date; and in the event that such time and date are simultaneous with the First Closing Date, the term “First Closing Date” shall refer to the time and date of delivery of certificates for the Firm ADSs and such Optional ADSs). Such time and date of delivery, if subsequent to the First Closing Date, is called the “Option Closing Date” (together with the First Closing Date, each a “Closing Date”) and shall be determined by the Underwriter and shall not be earlier than three nor later than five full business days after delivery of such notice of exercise. If any Optional ADSs are to be purchased, (a) the Underwriter agrees to purchase the Optional ADSs and (b) the Company agrees to sell the Optional ADSs. The Underwriter may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company.
     (d) Public Offering of the Offered ADSs. The Underwriter hereby advises the Company that the Underwriter intends to offer for sale to the public, initially on the terms set forth in the Time of Sale Prospectus and the Prospectus, the Offered ADSs as soon after this Agreement has been executed as the Underwriter, in its sole judgment, has determined is advisable and practicable.
     (e) Payment for the Offered ADSs. Payment for the Offered ADSs to be sold by the Company shall be made at the First Closing Date (and, if applicable, at the Option Closing Date) by wire transfer of immediately available funds to the order of the Company.
          It is understood that the Underwriter has been authorized for its own account to accept delivery of and receipt for, and make payment of the purchase price for, the Firm ADSs and any Optional ADSs the Underwriter has agreed to purchase.
     (f) Delivery of the Offered ADSs. The Company shall deliver, or cause to be delivered, to the Underwriter certificates for the Firm ADSs to be sold by it at the First Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Company shall also deliver, or cause to be delivered, to the Underwriter, certificates for the Optional ADSs the Underwriter has agreed to purchase from them at the First Closing Date or the Option Closing Date, as the case may be, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificate for the Offered ADSs shall be in definitive form and registered in such names and denominations as the Underwriter shall have requested at least two full business days prior to the First Closing Date (or the Option Closing Date, as the case may be) and shall be made available for inspection on the business day preceding the First Closing Date (or the Option Closing Date, as the case may be) at a location in New York City as the Underwriter may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriter.
     Section 3. Additional Covenants of the Company.
               A. Covenants of the Company. The Company further covenants and agrees with the Underwriter as follows:
     (a) Commission Filing Fees. The Company agrees to pay the required Commission filing fees relating to the Offered Shares and the Offered ADSs within the time required by Rule 456(b)(1) under the Securities Act without regard to the provision therein and otherwise in accordance with the Rules 456(b) and 457(r) under the Securities Act.
     (b) Delivery of Registration Statement, Time of Sale Prospectus and Prospectus. The Company shall furnish to you, without charge, one manually signed copy of the Registration Statement, any amendments thereto (including exhibits thereto) and shall furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 3(f) or 3(g) below, as many copies of the Time of Sale Prospectus, the Prospectus and any

supplements and amendments thereto or to the Registration Statement as you may reasonably request.
     (c) Underwriter’s Review of Proposed Amendments and Supplements. Prior to amending or supplementing the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus or the Prospectus (including any amendment or supplement through incorporation of any report filed under the Exchange Act), the Company shall furnish to the Underwriter for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each such proposed amendment or supplement, and the Company shall not file or use any such proposed amendment or supplement without the Underwriter’s consent, and shall file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.
     (d) Free Writing Prospectuses. The Company shall furnish to the Underwriter for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each proposed free writing prospectus or any amendment or supplement thereto to be prepared by or on behalf of, used by, or referred to by the Company and the Company shall not file, use or refer to any proposed free writing prospectus or any amendment or supplement thereto without the Underwriter’s consent. The Company shall furnish to the Underwriter, without charge, as many copies of any free writing prospectus prepared by or on behalf of, or used by the Company, as the Underwriter may reasonably request. If at any time when a prospectus is required by the Securities Act (including, without limitation, pursuant to Rule 173(d)) to be delivered in connection with sales of the Offered ADSs (but in any event if at any time through and including the First Closing Date) there occurred or occurs an event or development as a result of which any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company shall promptly amend or supplement such free writing prospectus to eliminate or correct such conflict or so that the statements in such free writing prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such subsequent time, not misleading, as the case may be; provided, however, that prior to amending or supplementing any such free writing prospectus, the Company shall furnish to the Underwriter for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of such proposed amended or supplemented free writing prospectus and the Company shall not file, use or refer to any such amended or supplemented free writing prospectus without the Underwriter’s consent.
     (e) Filing of Underwriter Free Writing Prospectuses. The Company shall not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.
     (f) Amendments and Supplements to Time of Sale Prospectus. If the Time of Sale Prospectus is being used to solicit offers to buy the Offered ADSs at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus so that the Time of Sale Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered to a prospective purchaser, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement, or if, in the opinion of counsel for the Underwriter, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, including the Securities Act, the Company shall (subject to Sections 3(c) and 3(d)) forthwith prepare, file with the Commission and furnish, at its own expense, to the Underwriter and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered to a prospective purchaser, not misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law including the Securities Act.
     (g) Securities Act Compliance. After the date of this Agreement, the Company shall promptly advise the Underwriter in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus or the Prospectus, (iii) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any amendment or supplement to any preliminary prospectus, the Time of Sale Prospectus or the Prospectus or of any order preventing or suspending the use of any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the ADSs from any securities exchange upon which they are listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rule 424(b), Rule 433 and Rule 430A, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) or Rule 433 were received in a timely manner by the Commission. If, after the date of this Agreement, the Company receives notice pursuant to Rule 401(g)(2) under the Securities Act from the Commission or otherwise ceases to be eligible to use the automatic shelf registration form, the Company shall promptly advise the Underwriter in writing of such notice or ineligibility and, if Offered ADSs remain unsold by the Underwriter, the Company will (i) promptly filed a new registration statement or post-effective amendment on the proper form relating to the Offered ADSs, (ii) use its best efforts to cause such registration statement or post-effective amendment to be declared effective by the Commission as soon as practicable and (iii) promptly notify the Underwriter in writing of such effectiveness.
     (h) Amendments and Supplements to the Prospectus and Other Securities Act Matters. If any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus so that the Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if in the opinion of the Underwriter or counsel for the Underwriter it is otherwise necessary to amend or supplement the Prospectus to comply with applicable law, including the Securities Act, the Company agrees (subject to Sections 3(c) and 3(d)) to promptly prepare, file with the Commission and furnish at its own expense to the Underwriter and to dealers, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law including the Securities Act. Neither the Underwriter’s consent to, or delivery of, any such amendment or supplement shall constitute a waiver of any of the Company’s obligations under Sections 3(c) or (d).
     (i) Blue Sky Compliance. The Company shall cooperate with the Underwriter and counsel for the Underwriter to qualify or register the Offered ADSs for sale under (or obtain exemptions from the application of) the state securities or blue sky laws or Canadian provincial securities laws (or other foreign laws) of those jurisdictions designated by the Underwriter, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Offered ADSs. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Underwriter promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Offered ADSs for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.
     (j) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Offered ADSs sold by it in the manner described under the caption “Use of Proceeds” in each Applicable Prospectus.
     (k) Depositary. The Company shall engage and maintain, at its expense, Bank of New York, Mellon as the Depositary for the ADSs.
     (l) Earnings Statement. As soon as practicable, but in any event no later than fifteen months after the date of this Agreement, the Company will make generally available to its security holders and to the Underwriter an earnings statement (which need not be audited) covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.
     (m) Periodic Reporting Obligations. The Company shall file, on a timely basis, with the Commission and the New York Stock Exchange all reports and documents required to be filed under the Exchange Act.
     (n) Exchange Act Compliance. During the Prospectus Delivery Period, the Company will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act.

     (o) Listing. The Company will use its best efforts to list to maintain the listing of the ADSs on the New York Stock Exchange.
     (p) Company to Provide Copy of the Prospectus in Form That May be Downloaded from the Internet. The Company shall cause to be prepared and delivered, at its expense, within one business day from the effective date of this Agreement, to the Underwriter an “electronic Prospectus” to be used in connection with the offering and sale of the Offered ADSs. As used herein, the term “electronic Prospectus” means a form of Time of Sale Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Underwriter, that may be transmitted electronically by the Underwriter to offerees and purchasers of the Offered Shares; (ii) it shall disclose the same information as the paper Time of Sale Prospectus, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic Prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Underwriter, that will allow investors to store and have continuously ready access to the Time of Sale Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the Internet as a whole and for on-line time). The Company hereby confirms that it has included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission and in the Registration Statement at the time it was declared effective an undertaking that, upon receipt of a request by an investor or his or her representative, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Time of Sale Prospectus.
     (q) Agreement Not to Offer or Sell Additional Shares or ADSs. During the period commencing on and including the date hereof and ending on and including the 60th day following the date of this Agreement (as the same may be extended as described below, the “Lock-up Period”), the Company will not, without the prior written consent of the Underwriter (which consent may be withheld at the sole discretion of the Underwriter), directly or indirectly, sell (including, without limitation, any short sale), offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any Ordinary Shares, Class B ordinary shares, ADSs, options, rights or warrants to acquire Ordinary Shares, Class B ordinary shares or ADSs or securities exchangeable or exercisable for or convertible into Ordinary Shares, Class B ordinary shares or ADSs (other than as contemplated by this Agreement with respect to the Offered Shares and the Offered ADSs) or publicly announce the intention to do any of the foregoing; provided, however, that the Company may issue Ordinary Shares or options to purchase Ordinary Shares, or issue Ordinary Shares, upon exercise of options, pursuant to any stock option, stock bonus or other stock plan or arrangement described in each Applicable Prospectus, but only if the holders of such shares, options, or shares issued upon exercise of such options, agree in writing not to sell, offer, dispose of or otherwise transfer any such shares or options during such Lock-up Period without the prior written consent of the Underwriter (which consent may be withheld at the sole discretion of the Underwriter).
     (r) Future Reports to the Underwriter. During the period of five years hereafter the Company will furnish to the Underwriter within a reasonable time after the Underwriter’s request at 520 Madison Avenue, New York, New York Attention: Capital Markets: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the

Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, shareholders’ equity and cash flows for the year then ended and the opinion thereon of the Company’s independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 20-F, Current Report on Form 6-K or other report filed by the Company with the Commission, the FINRA or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock.
     (s) Investment Limitation. The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Offered ADSs in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the Investment Company Act.
     (t) No Stabilization or Manipulation; Compliance with Regulation M. The Company will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the ADSs, the Ordinary Shares or any other reference security, whether to facilitate the sale or resale of the Offered Shares or the Offered ADSs or otherwise, and the Company will, and shall cause each of its affiliates to, comply with all applicable provisions of Regulation M. If the limitations of Rule 102 of Regulation M (“Rule 102”) do not apply with respect to the Offered Shares, the Offered ADSs or any other reference security pursuant to any exception set forth in Section (d) of Rule 102, then promptly upon notice from the Underwriter (or, if later, at the time stated in the notice), the Company will, and shall cause each of its affiliates to, comply with Rule 102 as though such exception were not available but the other provisions of Rule 102 (as interpreted by the Commission) did apply.
     (u) Existing Lock-Up Agreements. During the Lock-up Period, the Company will enforce all existing agreements between the Company and any of its security holders that prohibit the deposit, sale, transfer, assignment, pledge or hypothecation of any of the Company’s securities. In addition, the Company will direct the transfer agent to place stop transfer restrictions upon any such securities of the Company that are bound by such existing “lock-up” agreements for the duration of the periods contemplated in such agreements, including, without limitation, “lock-up” agreements entered into by the Company’s officers and directors pursuant to Section 6(v).
               B. The Underwriter may, in its sole discretion, waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.
     Section 4. Payment of Expenses. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of their obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Offered Shares (including all printing and engraving costs), (ii) all fees and expenses of the Depositary, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Offered ADSs to the Underwriter, (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company, and each preliminary prospectus, and all amendments and supplements thereto, and this Agreement, (vi) all filing fees, attorneys’ fees and expenses incurred by the Company in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Offered ADSs for offer and sale under the state securities or blue sky laws or the provincial securities laws of Canada (vii) the fees and expenses associated with listing the Offered ADSs on the New York Stock Exchange, and (viii) all other fees, costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. Except as provided in this Section 4, Section 7 and Section 8 hereof, the Underwriter shall pay its own expenses, including the fees and disbursements of its counsel.
     Section 5. Covenant of the Underwriter. The Underwriter covenants with the Company not to take any action that would result in the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that otherwise would not be required to be filed by the Company thereunder but for the action of the Underwriter.
     Section 6. Conditions of the Obligations of the Underwriter. The obligations of the Underwriter to purchase and pay for the Offered ADSs as provided herein on the First Closing Date and, with respect to the Optional ADSs, the Option Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 1 hereof as of the date hereof and as of the First Closing Date as though then made and, with respect to the Optional ADSs, as of the Option Closing Date as though then made, to the timely performance by the Company of its covenants and obligations hereunder, and to each of the following additional conditions:
     (a) Accountants’ Comfort Letter. On the date hereof, the Underwriter shall have received from each of PricewaterhouseCoopers and Deloitte & Touche Tohmatsu CPA Ltd., independent public or certified public accountants for the Company, a letter dated the date hereof addressed to the Underwriter, in form and substance satisfactory to the Underwriter.
     (b) CFO Certificate. On the date hereof, the Underwriter shall have received from the Chief Financial Officer of the Company, a certificate dated the date hereof addressed to the Underwriter, in the form attached as Exhibit B hereto.
     (c) Compliance with Registration Requirements; No Stop Order; No Objection from the FINRA. For the period from and after effectiveness of this Agreement and prior to the First Closing Date and, with respect to the Optional ADSs, the Option Closing Date:
     (i) the Company shall have filed the Prospectus with the Commission (including the information previously omitted from the Registration Statement pursuant to Rule 430B under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information previously omitted pursuant to such Rule 430B, and such post-effective amendment shall have become effective;
     (ii) no stop order suspending the effectiveness of the Registration Statement, the ADS Registration Statement or the 8-A Registration Statement or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or threatened by the Commission; and

     (iii) the FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.
     (d) No Material Adverse Change or Ratings Agency Change. For the period from and after the date of this Agreement and through and including the First Closing Date and, with respect to the Optional ADSs, the Option Closing Date:
     (i) in the judgment of the Underwriter there shall not have occurred any Material Adverse Change; and
     (ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.
     (e) Opinion of Cayman Islands Counsel for the Company. On the First Closing Date and the Option Closing Date, the Underwriter shall have received the opinion of Conyers Dill & Pearman, Cayman Islands counsel for the Company, in form and substance satisfactory to the Underwriter, dated as of such Closing Date.
     (f) Opinion of U.S. Counsel for the Company. On the First Closing Date and the Option Closing Date, the Underwriter shall have received the opinion and the 10b-5 side letter of O’Melveny & Myers LLP, United States counsel for the Company, in form and substance satisfactory to the Underwriter, dated as of such Closing Date.
     (g) Opinion of BVI Counsel for the Company. On the First Closing Date and the Option Closing Date, the Underwriter shall have received the opinion of Conyers Dill & Pearman, BVI counsel for the Company, in form and substance satisfactory to the Underwriter, dated as of such Closing Date.
     (h) Opinion of Dutch Counsel for the Company. On the First Closing Date and the Option Closing Date, the Underwriter shall have received the opinion of Loyens & Loeff Singapore LLP, Dutch counsel for the Company, in form and substance satisfactory to the Underwriter, dated as of such Closing Date.
     (i) Opinion of PRC Counsel for the Company. On the First Closing Date and the Option Closing Date, the Underwriter shall have received the opinion of Jun He Law Offices, PRC counsel for the Company, in form and substance satisfactory to the Underwriter, dated as of such Closing Date.
     (j) Opinion of Hong Kong Counsel for the Company. On the First Closing Date and the Option Closing Date, the Underwriter shall have received the opinion of O’Melveny & Myers LLP, Hong Kong counsel for the Company, in form and substance satisfactory to the Underwriter, dated as of such Closing Date.
     (k) Opinion of Singapore Counsel for the Company. On the First Closing Date and the Option Closing Date, the Underwriter shall have received the opinion of Standard Law Corporation, Singapore counsel for the Company, in form and substance satisfactory to the Underwriter, dated as of such Closing Date.

     (l) Opinion of U.S. Counsel for the Underwriter. On the First Closing Date and the Option Closing Date, the Underwriter shall have received the opinion and the 10b-5 side letter of Shearman & Sterling LLP, United States counsel for the Underwriter, in form and substance satisfactory to the Underwriter, dated as of such Closing Date.
     (m) Opinion of PRC Counsel for the Underwriter. On the First Closing Date and the Option Closing Date, the Underwriter shall have received the opinion of Commerce & Finance Law Offices, PRC counsel for the Underwriter, in form and substance satisfactory to the Underwriter, dated as of such Closing Date.
     (n) Opinion of Counsel for the Depositary. On the First Closing Date and the Option Closing Date, the Underwriter shall have received the opinion of Emmet, Marvin & Martin, LLP, counsel for the Depositary, in form and substance satisfactory to the Underwriter, dated as of such Closing Date.
     (o) Officers’ Certificate. On the First Closing Date and the Option Closing Date, the Underwriter shall have received a written certificate executed by the Chief Executive Officer or President of the Company and the Chief Financial Officer of the Company, dated as of such Closing Date, to the effect set forth in subsections (c)(ii) and (d)(ii) of this Section 6, and further to the effect that:
     (i) for the period from and including the date of this Agreement through and including such Closing Date, there has not occurred any Material Adverse Change;
     (ii) the representations, warranties and covenants of the Company set forth in Section 1 of this Agreement are true and correct with the same force and effect as though expressly made on and as of such Closing Date; and
     (iii) the Company has complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.
     (p) Bring-down CFO Certificate. On the First Closing Date and the Option Closing Date, the Underwriter shall have received from the Chief Financial Officer of the Company, a certificate dated as of such Closing Date, in the form attached as Exhibit B hereto; except that the specified date referred to therein shall be the First Closing Date or the Option Closing Date, as the case may be.
     (q) Bring-down Comfort Letter. On the First Closing Date and the Option Closing Date, the Underwriter shall have received from PricewaterhouseCoopers, independent public or certified public accountants for the Company, a letter dated such Closing Date, in form and substance satisfactory to the Underwriter, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a) of this Section 6, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the First Closing Date or the Option Closing Date, as the case may be.
     (r) Lock-Up Agreement from Certain Security Holders of the Company. On or prior to the date hereof, the Company shall have furnished to the Underwriter an agreement in the form of Exhibit B hereto from the persons listed on Exhibit A hereto, and such agreement shall be in full force and effect on each of the First Closing Date and the Option Closing Date.
     (s) Additional Documents. On or before each of the First Closing Date and the Option Closing Date, the Underwriter and counsel for the Underwriter shall have received such information, documents and opinions as they may reasonably request for the purposes of enabling them to pass upon the issuance and sale of the Offered ADSs as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Offered ADSs as contemplated herein and in connection with the other transactions contemplated by this Agreement shall be satisfactory in form and substance to the Underwriter and counsel for the Underwriter.
               If any condition specified in this Section 6 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Underwriter by notice to the Company at any time on or prior to the First Closing Date and, with respect to the Optional ADSs, at any time on or prior to the Option Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 6 and Section 7 shall at all times be effective and shall survive such termination.
     Section 7. Indemnification.
     (a) Indemnification of the Underwriter. The Company agree to indemnify and hold harmless the Underwriter, its officers and employees, and each person, if any, who controls the Underwriter within the meaning of the Securities Act or the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which the Underwriter or such officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act, other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the ADS Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus that the Company has used, referred to or filed, or is required to file, pursuant to Rule 433(d) of the Securities Act or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to reimburse the Underwriter and each such officer, employee and controlling person for any and all expenses (including the fees and disbursements of counsel chosen by the Underwriter) as such expenses are reasonably incurred by the Underwriter or such officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any such free writing prospectus or the Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information furnished by the Underwriter to the Company consists of the information described in subsection (b) below. The indemnity agreement set forth in this Section 7(a) shall be in addition to any liabilities that the Company may otherwise have.
     (b) Indemnification of the Company, its Directors and Officers. The Underwriter agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer, or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Underwriter), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus the Time of Sale Prospectus, any free writing prospectus that the Company has used, referred to or filed, or is required to file, pursuant to Rule 433(d) of the Securities Act or the Prospectus (or such amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the ADS Registration Statement, such preliminary prospectus, the Time of Sale Prospectus, such free writing prospectus that the Company has used, referred to or filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, the Prospectus (or such amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein; and to reimburse the Company, or any such director, officer or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company hereby acknowledges that the only information that the Underwriter has furnished to the Company expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act or the Prospectus (or any amendment or supplement thereto) are the statements set forth in the second and third sentences of the fourth paragraph, the second sentence of the ninth paragraph and the eleventh paragraph under the caption “Underwriting” in the Company’s preliminary prospectus supplement dated March 3, 2010 and the final prospectus supplement relating to the offering of the Offered Shares. The indemnity agreement set forth in this Section 7(b) shall be in addition to any liabilities that the Underwriter may otherwise have.
     (c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 7 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel (together with local counsel), representing the indemnified parties who are parties to such action), which counsel (together with any local counsel) for the indemnified parties shall be selected by the Underwriter (in the case of counsel for the indemnified parties referred to in Section 7(a) above) or by the Company (in the case of counsel for the indemnified parties referred to in Section 7(b) above)) (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party and shall be paid as they are incurred.
     (d) Settlements. The indemnifying party under this Section 7 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 7(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

     Section 8. Contribution. If the indemnification provided for in Section 7 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and the Underwriter, on the other hand, from the offering of the Offered Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand, and the Underwriter, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriter, on the other hand, in connection with the offering of the Offered Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Offered Shares pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriter, in each case as set forth on the front cover page of the Prospectus bear to the aggregate initial public offering price of the Offered Shares as set forth on such cover. The relative fault of the Company, on the one hand, and the Underwriter, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand, or the Underwriter, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
               The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 7(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 8; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 7(c) for purposes of indemnification.
               The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8.
               Notwithstanding the provisions of this Section 8, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the ADSs were offered to the public exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each officer and employee of the Underwriter and each person, if any, who controls the Underwriter within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement or the ADS Registration Statement, and each person, if any, who controls the Company with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.
     Section 9. No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that (a) the purchase and sale of the Offered ADSs pursuant to this Agreement, including the determination of the public offering price of the Offered Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the Underwriter, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction the Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company, or its stockholders, creditors, employees or any other party, (c) the Underwriter has not assumed or will not assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Underwriter has advised or is currently advising the Company on other matters) and the Underwriter has no obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriter and its affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (e) the Underwriter has not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.
     Section 10. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers and of the Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or the Company or any of its or their partners, officers or directors or any controlling person, as the case may be, and, anything herein to the contrary notwithstanding, will survive delivery of and payment for the Offered Shares sold hereunder and any termination of this Agreement.
     Section 11. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:
If to the Underwriter:
Jefferies & Company, Inc.
520 Madison Avenue
New York, New York 10022
U.S.A.
Facsimile: (212) 284-2280
Attention: General Counsel
If to the Company:
Mindray Medical International Limited
Mindray Building, Keji 12th Road South
Hi-tech Industrial Park, Nanshan, Shenzhen 518057
People’s Republic of China
Facsimile: 852-2511-0705
Attention: General Counsel

Any party hereto may change the address for receipt of communications by giving written notice to the others.
     Section 12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and to the benefit of the employees, officers and directors and controlling persons referred to in Section 7 and Section 8, and in each case their respective successors, and personal representatives, and no other person will have any right or obligation hereunder. The term “successors” shall not include any purchaser of the Offered ADSs as such from the Underwriter merely by reason of such purchase.
     Section 13. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.
     Section 14. Governing Law Provisions. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Each party not located in the United States irrevocably appoints CT Corporation System, which currently maintains a New York City office at 111 Eighth Avenue, 13th Floor, New York, New York 10011, United States of America, as its agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any state or federal court in the Borough of Manhattan in the City of New York.
               With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

               In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the “judgment currency”) other than United States dollars, the Company will indemnify the Underwriter against any loss incurred by the Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which the Underwriter is able to purchase United States dollars with the amount of the judgment currency actually received by the Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.
     Section 15. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Table of Contents and the Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.
               Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 7 and the contribution provisions of Section 8, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 7 and 8 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, each free writing prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

               If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours, MINDRAY MEDICAL INTERNATIONAL LIMITED
By:	/s/ Ronald Ede
Chief Financial Officer

               The foregoing Underwriting Agreement is hereby confirmed and accepted by the Underwriter in New York, New York as of the date first above written.

JEFFERIES & COMPANY, INC.
By:	/s/ Sage Kelly
Managing Director

SCHEDULE A
Schedule of Free Writing Prospectuses included in the Time of Sale Prospectus

1

SCHEDULE B
Schedule of Significant Subsidiaries
Mindray DS USA, Inc., incorporated in Delaware
Mindray Global Limited, incorporated in the British Virgin Islands
Mindray Investments Singapore Pte. Ltd., incorporated in Singapore
Mindray Medical Netherlands B.V., incorporated in the Netherlands
MR Holdings (HK) Limited, incorporated in Hong Kong
MR Investments (HK) Limited, incorporated in Hong Kong
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., incorporated in the People’s Republic of China

1

EXHIBIT A
LIST OF PERSONS EXECUTING LOCK-UP AGREEMENTS
Xu Hang
Li Xiting
Cheng Minghe
Joyce I-Yin Hsu
David Gibson
Tim Fitzpatrick
Chen Qingtai
Ronald Ede
Wu Qiyao
Liu Jie
Lin Jixun
Peter Wan
Kern Lim
New Dragon (No. 12) Investments Limited
Quiet Well Limited
City Legend Limited

A-1

EXHIBIT B
[Date]

Jefferies & Company, Inc.
520 Madison Avenue
New York, New York 10022

RE:	Mindray Medical International Limited (the “Company”)
Ladies and Gentlemen:
The undersigned is an owner of record or beneficially of certain ordinary shares, par value HK$0.001 per share, of the Company (“Shares”) or American depositary shares (“ADSs”), each representing one Class A Ordinary Share, or securities convertible into or exchangeable or exercisable for Shares or ADSs. The Company proposes to carry out a public offering of ADSs (the “Offering”) for which you will act as the underwriter (the “Underwriter”). The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges that you are relying on the representations and agreements of the undersigned contained in this letter agreement in carrying out the Offering and in entering into an underwriting arrangement with the Company with respect to the Offering.
In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not (and will cause any spouse or immediate family member of the spouse or the undersigned living in the undersigned’s household not to) without the prior written consent of the Underwriter (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, or otherwise dispose of any Shares, ADSs, options or warrants to acquire Shares or ADSs, or securities exchangeable or exercisable for or convertible into Shares or ADSs currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned (or such spouse or family member), or publicly announce an intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 60 days after the date of the Prospectus (as defined in the Underwriting Agreement relating to the Offering to which the Company is a party) (the “Lock-up Period”); provided that the foregoing restrictions shall not apply to the transfer of any or all of the Shares or ADSs owned by the undersigned, either during is lifetime or on death, by gift, will or intestate succession to the immediate family of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his immediate family; provided, however, that in any such case, it shall be a condition to such transfer that the transferee executes and delivers to the Underwriter an agreement stating that the transferee is receiving and holding the Shares or ADSs subject to the provisions of this letter agreement, and there shall be no further transfer of such Shares or ADSs, except in accordance with this letter agreement.
The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s registrar and depositary against the transfer of Shares or ADSs or securities convertible into or exchangeable or exercisable for Shares or ADSs held by the undersigned except in compliance with the foregoing restrictions.
With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of any Shares owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

B-1

This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

Printed Name of Holder

By:
Signature

Printed Name of Person Signing (and indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)

B-2

EXHIBIT C
Form of Chief Financial Officer’s Certificate
     In connection with the offering by Mindray Medical International Limited (the “Company”) of its American Depositary Shares representing Class A ordinary shares of par value HK$0.001 per share (the “Securities”) contemplated by the Underwriting Agreement, I, Ronald Ede, am hereby delivering this certificate as the Chief Financial Officer of the Company and in such capacity am duly authorized to execute and deliver this Chief Financial Officer’s Certificate to Underwriter, and, based on examination of the Company’s financial and business data and information undertaken by myself and members of my staff who are responsible for the Company’s financial and accounting matters, I hereby REPRESENT AND CERTIFY ON BEHALF OF THE COMPANY THAT:
     1. The unaudited consolidated condensed balance sheet as of December 31, 2009 and income statement for the fiscal year ended December 31, 2009 have been derived from the Company’s accounting records and are in conformity with US GAAP applied on the basis substantially consistent with that of the comparable audited financial statements included in the Time of Sale Prospectus and the Prospectus, to my knowledge after due inquiry include all adjustments, consisting only of normal recurring adjustments, necessary in the opinion of the management of the Company to provide a fair presentation of the results for such period presented, and comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published rules and regulations for the information of the Company (other than the absence of footnotes and the statement of cash flows).
     2. Except as disclosed in the Registration Statement, Time of Sale Prospectus and the Prospectus, since December 31, 2009, I am not aware of any change in capital stock or increase in long-term debt of the Company and its consolidated entities as compared with amounts shown in the December 31, 2009 unaudited condensed consolidated balance sheet included in the Registration Statement.
     3. To my knowledge after due inquiry, the unaudited financial information of the Company as of and for the fiscal year ended December 31, 2009 included in the Time of Sale Prospectus and the Prospectus will not differ in any material respect from the corresponding amounts to be included by the Company in its annual report on Form 20-F for the fiscal year ended December 31, 2009 and has been derived from the Company’s unaudited condensed consolidated financial information as of December 31, 2009 and for the fiscal year ended December 31, 2009.
     4. Each of the financial figures set forth in the Time of Sale Prospectus and the Prospectus, including documents incorporated by reference, has been derived from and verified with the Company’s accounting, financial and business records and I have no reason to believe that such data is not true and correct.
     This certificate is to assist the Underwriter in conducting and documenting their investigation of the affairs of the Company in connection with the offering of the Securities covered by the Time of Sale Prospectus and the Prospectus.
     Capitalized terms used herein and not otherwise defined have the respective meanings assigned to them in the underwriting agreement dated March      , 2010 among the Company and Jefferies & Company, Inc.
     IN WITNESS WHEREOF, I have hereunto executed this certificate in my capacity as the Chief Financial Officer of the Company on this      day of March, 2010.

Name:	Ronald Ede
Title:	Chief Financial Officer

1